MASSMUTUAL SELECT FUNDS

Supplement dated December 10, 2009 to the

Prospectus dated April 1, 2009, revised as of May 1, 2009

This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.

The following information pertains to the Emerging Growth Fund:

Effective December 3, 2009, Class N shares of the Emerging Growth Fund are no longer available.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-09-10